UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2018

GCI, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-5890	91-1820757
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On February 2, 2018, Liberty Interactive Corporation (“Liberty”) and our parent company General Communication, Inc. (“GCI”) issued a joint press release announcing the results of their respective special meeting of stockholders, and that GCI has filed its restated articles of incorporation with the Commissioner of the Department of Commerce, Community, and Economic Development of the State of Alaska. The press release is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.

Furthermore, as previously reported, in accordance with the terms of the Agreement and Plan of Reorganization, dated as of April 4, 2017 (as may be amended from time to time) among GCI, Liberty and Liberty Interactive LLC, a direct wholly-owned subsidiary of Liberty, and subject to certain conditions set forth therein, the combined company (to be named GCI Liberty, Inc. (“GCI Liberty”)) intends to authorize and issue GCI Liberty Class A common stock (“GLIBA”), GCI Liberty Class B common stock (“GLIBB”), and GCI Liberty Series A Cumulative Redeemable Preferred Stock (“GLIBP”) at the time of the auto conversion, and each stock is expected to be listed on the Nasdaq Global Select Market under the symbols “GLIBA,” “GLIBB,” and “GLIBP,” respectively. It is expected that each of GLIBA, GLIBB and GLIBP will begin trading on the first trading day following the date Liberty effects a split-off of its controlling interest in the combined company to the holders of Liberty Ventures common stock in full redemption of all outstanding shares of Liberty Ventures common stock. GCI Liberty cannot predict the trading prices for its capital stock when such trading begins.

Forward-looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between Liberty and GCI, the issuance and listing of shares of GLIBA, GLIBB and GLIBP on the Nasdaq Global Select Market and the first trading day of GLIBA, GLIBB and GLIBP. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI, including its most recent Forms 10-K and 10-Q, for additional information about GCI and about the risks and uncertainties related to GCI’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of Liberty’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI’s effective registration statement. Liberty stockholders, GCI shareholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated February 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, INC.
(Registrant)

Date: February 7, 2018

	By	/s/ Peter Pounds
Name: Peter Pounds
Title: Chief Financial Officer,
Secretary, Treasurer,
and Director
(Principal Financial Officer)